                                                                    EXHIBIT 1.1





                                Zale Corporation

                                   7,126,000*
                                  Common Stock
                                 $.01 par value

                             Underwriting Agreement


                                                              New York, New York
                                                                  July ___, 1996

Salomon Brothers Inc.
McDonald & Company Securities, Inc.
PaineWebber Incorporated
  As Representatives of the several Underwriters,
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048


Ladies and Gentlemen:


          Zale Corporation, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 2,250,146 shares of Common Stock, $.01 par value, of the Company ("Common Stock") and the entity named in Schedule II hereto (the "Selling Shareholder") proposes to sell to the Underwriters 4,875,854 shares of Common Stock (said shares to be sold by the Company and the Selling Shareholder


- ---------
* Plus an option to purchase from Zale Corporation up to 890,750 additional shares to cover over-allotments.


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collectively being hereinafter called the "Underwritten Securities").  The
Company proposes to grant to the Underwriters an option to purchase up to 890,750 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").



          1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, each Underwriter and the Selling Shareholder as set forth below in this paragraph (a) of this Section 1. Certain terms used in this Agreement are defined in paragraph (a)(iii) of this Section 1.




          (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-05131) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you and the Selling Shareholder. The Company will next file with the Commission one of the following: (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus), (B) after effectiveness of such registration statement (if the Company relies on Rule 434), a Term Sheet relating to the Securities, that shall identify the preliminary prospectus that it supplements, and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus, in either case in accordance with Rules 434, 430A and 424(b), or (C) after effectiveness of such registration statement (if the Company does not rely on Rule 434), a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clauses (B) and (C) to the immediately preceding sentence, the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), in the Integrated Prospectus with respect to the Securities and the offering thereof. As filed, (A) such amendment and form of final prospectus, (B) such Term Sheet and the Preliminary Prospectus identified therein and any such Integrated Prospectus, or (C) such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you and the Selling Shareholder prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.



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          (ii) On the Effective Date, the Registration Statement did or will, and when any written confirmation of sale is first sent or given, when the Prospectus or any Term Sheet that is a part thereof is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), the Integrated Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed (either in whole or in part) pursuant to Rule 424(b), did not or will not, and on the date written confirmations of sale are first sent or given, on the date of any filing of the Prospectus or any Term Sheet that is a part thereof pursuant to Rule 424(b) and on the Closing Date, the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), the Integrated Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), the Integrated Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives, or by the Selling Shareholder, specifically for inclusion in the Registration Statement, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), the Integrated Prospectus (or any supplement thereto).

          (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Integrated Prospectus" shall mean a prospectus relating to the Securities that is first filed pursuant to Rules 434(c)(2) and 424(b) after the Execution Time. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean:

               (A) if the Company relies on Rule 434 in connection with the offering of the Securities, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) after the Execution Time, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;


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               (B) if the Company does not so rely on Rule 434, the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time; or

               (C) if the Company does not so rely on Rule 434 and no filing pursuant to Rule 424(b) is required, the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

     "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 434 Information and any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 434 and Rule 430A, respectively. "Rule 430A" and "Rule 434" refer to such rules or regulation under the Act. "Rule 434 Information" means any information contained in a Term Sheet that is filed pursuant to Rule 424(b)(7). "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; any reference herein to the term "issue date" with respect to a Prospectus that includes a Term Sheet shall mean the issue date of such Term Sheet. "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (iv) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement (except for such rights as have been waived or complied with prior to the date hereof).

          (v) The Company and the Subsidiaries (as defined in Section 1(a)(ix) hereof) own or possess all trademarks, trademark registrations, service marks, service mark registrations, trade names, trade secrets and rights necessary for the conduct of their


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     respective businesses as described in the Prospectus or any Integrated
     Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

          (vi) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Securities to be issued and sold by the Company (if the option described in Section 2(b) is exercised) have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement, the Prospectus and any Integrated Prospectus.

          (vii) The Company is a corporation duly organized and active under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and any Integrated Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify will not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as defined below) taken as a whole.

          (viii) The Company's subsidiaries listed in an exhibit to the Company's annual report on Form 10-K for the fiscal year ended July 31, 1995, together with Karten's Jewelers, Inc., constitute all of the Company's subsidiaries (collectively, the "Subsidiaries"). Each Subsidiary is a corporation duly organized and active in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and any Integrated Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify will not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.


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          (ix) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries or any of their respective properties is subject, that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

          (x) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any material law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any material decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or is in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound.

          (xi) Neither the issuance and sale of the Option Securities, the execution, delivery or performance of this Agreement by the Company nor the consummation of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and compliance with the securities or blue sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts with or constitutes a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (B) conflicts with or constitutes a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound, or violates any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject.


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          (xii) The accountants, Arthur Andersen & Co., who have certified or shall certify the financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act and the regulations thereunder.

          (xiii) The financial statements, together with related schedules and notes, included in the Registration Statement, the Prospectus and any Integrated Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations, cash flows and stockholders' equity of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement, the Prospectus and any Integrated Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

          (xiv) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

          (xv) Except as disclosed in the Registration Statement, the Prospectus and any Integrated Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statements, the Prospectus and any Integrated Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a material adverse change, in the condition (financial or other), business or results of operations of the Company and the Subsidiaries taken as a whole.

     (b) The Selling Shareholder represents and warrants to, and agrees with, each Underwriter and the Company that:

          (i) The Selling Shareholder is the lawful owner of the Securities to be sold by it hereunder and upon delivery of such Securities to the several Underwriters and the payment by the several Underwriters of the purchase price therefor as provided herein,


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     the Selling Shareholder will convey good and marketable title to such
     Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (ii) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

          (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Shareholder of the transactions contemplated herein, except such as may be required under the Act and under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.


          (iv) Neither the sale of the Securities being sold by the Selling Shareholder nor the consummation by the Selling Shareholder of any other of the transactions herein contemplated or the fulfillment of the terms hereof by the Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any material law applicable to the Selling Shareholder or the charter or by-laws of the Selling Shareholder or the terms of any indenture or other agreement or instrument to which the Selling Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder or any of its subsidiaries.


          (v) On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed (either in whole or in part) pursuant to Rule 424(b), did not or will not, and on the date written confirmations of sale are first sent or given, on the date of any filing of the Prospectus or any Term Sheet that is a part thereof pursuant to Rule 424(b) and on the Closing Date, the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), the Integrated Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Shareholder makes each of the representations or warranties contained in this paragraph 1(b)(v) only


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     in respect of any statements in or omissions from the Registration
     Statement, the Prospectus, any Integrated Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Shareholder in a separate side letter specifically for use in connection with the preparation thereof.


          (vi) The Selling Shareholder has no knowledge of any fact, condition or information not disclosed in the Prospectus or any Integrated Prospectus which has materially adversely affected or may materially adversely affect the business of the Company and the Subsidiaries taken as a whole; the sale of such Securities by the Selling Shareholder is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Prospectus or any Integrated Prospectus; and nothing has come to the attention of the Selling Shareholder (without independent verification) that has caused the Selling Shareholder to believe that the Registration Statement, the Prospectus or any Integrated Prospectus contain any untrue statement of a material fact.

          2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Shareholder (collectively, the "Sellers" and individually, a "Seller") agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Sellers, at a purchase price of $_____ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto. The number of shares of the Underwritten Securities to be purchased by each Underwriter from each Seller shall be the same percentage of the total number of shares of the Underwritten Securities to be purchased by such Underwriter as the total number of shares of Underwritten Securities to be sold by each Seller bears to the total number of shares of Underwritten Securities to be sold pursuant hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 890,750 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company, and payment therefor to it, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities,


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subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.


          3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on July __, 1996, or such later date (not later than July __, 1996) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Shareholder or as provided in
Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and the Selling Shareholder to or upon the order of the Company and the Selling Shareholder, respectively, by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds or, if wire transfer information is provided two full business days in advance of the Closing Date, by intra-bank wire transfer payable in same day funds. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than one business day in advance of the Closing Date.


          The Company and the Selling Shareholder agree to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York not later than 1:00 PM on the business day prior to the Closing Date if the Securities are to be delivered to the Underwriters in physical form.

          The Underwriters will take appropriate action to assure compliance with the New York State Stock Transfer Tax, including making appropriate filings and undertakings with the State of New York with respect to Securities sold by the Selling Shareholder pursuant to this Agreement; provided that the Underwriters shall not be required to pay any sums that are not, by their terms, refundable and the Selling Shareholder shall promptly reimburse the Underwriters any sums that are not promptly so refunded with respect to the Selling Shareholder's Securities. Except as aforementioned, the Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from the Selling Shareholder.

          If the option provided for in Section 2(b) hereof is exercised after the first business day prior to the Closing Date, the Company will deliver (at its expense) to the


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Representatives at Seven World Trade Center, New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds or, if wire transfer information is provided two full business days in advance of the Closing Date, by intra-bank wire transfer payable in same day funds. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions and certificates confirming as of such date the opinions and certificates delivered on the Closing Date pursuant to Section 6 hereof.


          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5. Agreements. (a) The Company agrees with the several Underwriters and the Selling Shareholder that:

          (i) The Company will use its commercially reasonable best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including any Term Sheet) to the Prospectus or to any Integrated Prospectus unless the Company has furnished you and the Selling Shareholder a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or any Term Sheet that constitutes a part thereof or any Integrated Prospectus is otherwise required under Rules 434 or 424(b), the Company will cause the Prospectus or any Term Sheet that constitutes a part thereof or any Integrated Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rules 434 and 424(b) within the time period prescribed and, in the case of any such filing of an Integrated Prospectus, will cause such filing to be made (A) where the determination of the public offering price of the Securities occurs at or prior to Noon, New York City time, no later than the date of such determination and (B) where such determination occurs after Noon, New York City time, on such date, no later than the business day immediately following such date; and the Company will provide evidence satisfactory to the Representatives and the Selling Shareholder of such timely filing. The Company will promptly advise the Representatives and the Selling Shareholder (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
     (B) when
     the Prospectus or any Term Sheet that constitutes a part thereof or any Integrated Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement (including by way of a Term Sheet) to the Prospectus or to any Integrated Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus or any Integrated Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement (including by way of a Term Sheet) the Prospectus or any Integrated Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (iv) The Company will furnish to the Representatives, counsel for the Underwriters, the Selling Shareholder and counsel for the Selling Shareholder, without charge, signed copies of the Registration Statement (including exhibits thereto), and to each other Underwriter a copy of the Registration Statement (without exhibits thereto). The Company will furnish to each Underwriter and the Selling Shareholder as many copies of each Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any supplement thereto as the Representatives may reasonably request. Such copies of the Prospectus or any Integrated Prospectus shall be made available not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 Noon, New York

     City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date on which the public offering price was determined, if such determination occurred after 12:00 Noon, New York City time, on such date. Further, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, the Company will furnish as many additional copies of the foregoing documents as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (v) The Company will cooperate with the Representatives and their counsel in connection with the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fees payable in connection with such qualifications and the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

          (vi) The Company will not, for a period of 90 days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock (other than the Securities to be sold by it hereunder) or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell options to acquire Common Stock or shares of Common Stock pursuant to any employee stock option plan, employee stock purchase plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

          (vii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information, if any, reported in the Prospectus and any Integrated Prospectus concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (b) The Selling Shareholder agrees with the several Underwriters that it will not, for a period of 90 days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock (other than the Securities to be sold by it hereunder) beneficially owned by the Selling Shareholder, or any securities beneficially owned by the Selling Shareholder that are convertible into, or exchangeable for, shares of Common Stock.

          (c) The Selling Shareholder and AIF II, L.P. ("AIF"), the general partner of the Selling Shareholder, have agreed to reimburse the Company for certain expenses relating to the offering of the Securities pursuant to a separate agreement dated as of May 31, 1996 among the Selling Shareholder, AIF and the Company.

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, as applicable, to the accuracy of the statements of the Company and the Selling Shareholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus, or any supplement to the foregoing, is required pursuant to Rule 424(b), the Prospectus or such part thereof, the Integrated Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b) and, in the case of any such filing of an Integrated Prospectus, such filing will be made (i) where the determination of the public offering price of the Securities occurs at or prior to Noon, New York City time, no later than the date of such determination and (ii) where such determination occurs after Noon New York City time, on such date, no later than the business day immediately following such date; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives and the Selling Shareholder the opinion of:

          (i) Troutman Sanders LLP, counsel for the Company, dated the Closing Date, to the effect that:

               (A) each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and any Integrated Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which such qualification is required wherein it owns or leases material properties or conducts material business and the Company and its Subsidiaries together operate twenty or more stores and leased departments or conduct other significant operations;

               (B) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and, except as otherwise set forth in the Prospectus and any Integrated Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the best of such counsel's knowledge, any other security interests, claims, liens or encumbrances;


               (C) the Company's authorized equity capitalization is as set forth in the Prospectus and any Integrated Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus and any Integrated Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Shareholder) have been duly and validly authorized and issued and are fully paid and nonassessable (except as to 611,642 shares delivered to the Disbursing Agent pursuant to the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code, but not yet delivered to former creditors of the Company who have not provided required documentation or whose claims are disputed, as to which such counsel expresses no opinion or belief); the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be duly and validly issued and fully paid and nonassessable; the Securities being sold hereunder by the Selling Shareholder are duly listed and admitted for trading on the New York Stock Exchange (the "Stock Exchange"); the Securities being sold hereunder by the Company are duly authorized for listing, subject to official notice of issuance on the Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding securities of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

               (D) to the best knowledge of such counsel, (i) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus and any Integrated Prospectus, and (ii) there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

               (E) the Registration Statement has become effective under the Act; any required filing of the Prospectus or any Term Sheet that constitutes a part thereof and of any Integrated Prospectus, and of any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and, in the case of any such filing of an Integrated Prospectus, such filing has been made (i) where the determination of the public offering price of the Securities occurred at or prior to Noon, New York City time, no later than the date of such determination or (ii) where such determination occurred after Noon, New York City time, on such date, no later than the business day immediately following the date of such determination; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and any Integrated Prospectus (other than the financial statements and other financial and statistical information contained therein and the documents incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

               (F) this Agreement has been duly authorized, executed and delivered by the Company;

               (G) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the securities or blue sky laws of any jurisdiction other than the federal government of the United States in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

               (H) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or, to the best knowledge of such counsel, the terms of any indenture or other agreement or instrument which is material to the Company and its Subsidiaries taken as a whole and to which the Company or any of its Subsidiaries is a party or bound, or any judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries.



     In addition, such counsel shall state that although such counsel has not undertaken to independently verify the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any Integrated Prospectus, based on such counsel's participation in the preparation of the Registration Statement, the Prospectus and any Integrated Prospectus, such counsel's review of the documents referred to in such opinion and such counsel's participation in conferences with representatives of the Underwriters and officers and other representatives of the Company, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein, as to which such counsel expresses no opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any Integrated Prospectus (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein, as to which such counsel expresses no opinion or belief) as of its date or at the Closing Date (or any later date on which Option Securities are purchased), includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, the State of Georgia or the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Selling Shareholder and public officials. References to the Prospectus or any Integrated Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          When used in such opinion, the phrase "to the best knowledge of such counsel" shall mean the conscious awareness of facts or other information by (i) the person that signs such opinion, (ii) any lawyer at Troutman Sanders LLP who has active involvement in negotiating the transactions contemplated hereby, preparing any documentation relating to the transactions contemplated hereby or preparing such opinion and (iii) solely as to information relevant to a particular opinion issue or confirmation regarding a particular factual matter, any lawyer at Troutman Sanders LLP who is primarily responsible for providing the response concerning that particular opinion issue or confirmation.

          (ii) Alan Shor, General Counsel for the Company, dated the Closing Date, to the effect that:


               (A) to the best knowledge of such counsel, (i) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus and any Integrated Prospectus and (ii) there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;



               (B) to the best knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the securities or blue sky laws of any jurisdiction other than the federal government of the United States in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and



               (C) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or, to the best knowledge of such counsel, the terms of any indenture or other agreement or instrument which is material to the Company and its subsidiaries taken as a whole and to which the Company or any of its Subsidiaries is a party or bound, or any judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries.

          (c) The Selling Shareholder shall have furnished to the Representatives and the Company the opinion of Morgan, Lewis & Bockius LLP, counsel for the Selling Shareholder, dated the Closing Date, to the effect that:


          (i) this Agreement has been duly authorized, executed and delivered by the Selling Shareholder and the Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Shareholder hereunder;

          (ii) the delivery by the Selling Shareholder to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Shareholder against payment therefor as provided herein will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

          (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

          (iv) neither the sale of the Securities being sold by the Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the articles of association of such Selling Shareholder, the charter or by-laws of the Selling Shareholder or the terms of any indenture or other agreement or instrument known to such counsel and to which the Selling Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder or any of its subsidiaries.

In rendering such opinions, Morgan Lewis & Bockius may rely as to matters involving the application of laws of any jurisdiction other than the States of ________ or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholder and of public officials.

          (d) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and any Integrated Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Selling Shareholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives and the Selling Shareholder a certificate of the Company, signed by the Chairman of the Board and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any Integrated Prospectus, any supplements to the Prospectus or to any Integrated Prospectus and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).


          (f) The Selling Shareholder shall have furnished to the Representatives a certificate, signed by an authorized officer of the Selling Shareholder, dated the Closing Date, to the effect that the Selling Shareholder has carefully examined the Registration Statement, the Prospectus, any Integrated Prospectus, any supplement to the Prospectus or to any Integrated Prospectus and this Agreement and that the representations and warranties of the Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.



          (g) At the Execution Time and at the Closing Date, Arthur Andersen & Co. shall have furnished to the Representatives and the Selling Shareholder a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives and the Selling
Shareholder, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

          (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement, the Prospectus and any Integrated Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and each committee of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to July 31, 1995, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement, the Prospectus and any Integrated Prospectus; or

               (2) with respect to the period subsequent to April 30, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its Subsidiaries or capital stock of the Company or decreases in the shareholders' equity of the Company or decreases in working capital of the Company and its Subsidiaries as compared with the amounts shown on the April 30, 1996 consolidated balance sheet included or incorporated in the Registration Statement, the Prospectus and any Integrated Prospectus, or for the period from May 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net sales, operating income or income before income taxes or in total or per share amounts of net income of the Company and its Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement, the Prospectus and any Integrated Prospectus, or incorporated by reference therein, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

References to the Prospectus and any Integrated Prospectus in this paragraph
(h) include any supplement thereto at the date of the letter.

          [(h) On or prior to the Execution Time, the Stock Exchange shall have approved the Underwriters' participation in the distribution of the Securities to be sold by the Selling Stockholder.]

          (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer listed on Schedule III hereto addressed to the Representatives, in which each such officer or director agrees not offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such officer or director or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 90 days following the Execution Time without the prior written consent of the Salomon Brothers Inc and prior written notice to the other Representatives, subject to the conditions provided in such forms of letter.

          (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Prospectus and any Integrated Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its Subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Prospectus and any Integrated Prospectus (exclusive of any supplement thereto).

          (k) Prior to the Closing Date, the Company and the Selling Shareholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Shareholder in writing or by telephone confirmed in writing.

          7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company shall reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities; provided, however, that if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 that is to be satisfied by the Selling Shareholder is not satisfied or because of any refusal, inability or failure on the part of the Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Selling Shareholder shall reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.


          8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, and the Selling Shareholder and its directors, officers and partners, and each person who controls the Selling Shareholder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives, or by the Selling Shareholder, specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.



          (b) The Selling Shareholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls the Company or any Underwriter within the meaning of either the Act or Exchange Act to the same extent as the foregoing indemnity (including the limitations set forth in the provisos thereto) from the Company to each Underwriter, but only with reference to (i) written information furnished to the Company by or on behalf of the Selling Shareholder in a separate side letter specifically for use in the preparation of the documents referred to in the foregoing indemnity and (ii) any breach by the Selling Shareholder of its representations and warranties set forth in Section 1(b)(vi) hereof. This indemnity agreement will be in addition to the liability which the Selling Shareholder may otherwise have.



          (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and the Selling Shareholder and its directors, officers and partners, and each person who controls the Selling Shareholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Shareholder each acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus and any Integrated Prospectus constitute the only information furnished in writing by or on behalf of the several

Underwriters for inclusion in any Preliminary Prospectus, the Prospectus and any Integrated Prospectus, and you, as the Representatives, confirm that such statements are correct.


          (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (e) In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholder and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Shareholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and by the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholder, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Shareholder and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Shareholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus or any Integrated Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Shareholder or the Underwriters. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e) it is understood that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (ii) neither the Selling Shareholder nor any Underwriter shall be required to contribute with respect to any misstatement or omission or alleged misstatement or omission in the Registration Statement, the Prospectus or any Integrated Prospectus, or any amendment or supplement thereto, except with reference to written information furnished to the Company by or on behalf of the Selling Shareholder or such Underwriter through the Representatives specifically for use in the preparation of such documents. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Selling Shareholder within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or

Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholder or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement, the Prospectus, any Integrated Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Selling Shareholder prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Stock Exchange or trading in securities generally on the Stock Exchange shall have been suspended or limited or minimum prices shall have been established on the Stock Exchange, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus or any Integrated Prospectus (exclusive of any supplement thereto).

          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, of the Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. Notices. All communications hereunder shall be in writing and effective only on receipt, and, if sent to the Representatives, shall be mailed, delivered or telegraphed and confirmed to them care of Salomon Brothers Inc at Seven World Trade Center, New York, New York 10048; or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to it at 901 West Walnut Hill Lane, Irving, Texas 75038, attention of Alan Shor, or, if sent to the Selling Shareholder, shall be mailed, delivered or telegraphed and confirmed to the Selling Shareholder at the address set forth in Schedule I hereto.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholder and the several Underwriters.

                     Very truly yours,

                     Zale Corporation

                     By: ____________________________
                         Name:
                         Title:


                     Apollo Jewelry Partners, L.P.


                     By: AIF II, L.P., its General Partner


                     By:  Apollo Advisors, L.P., its General Partner


                     By:  Apollo Capital Management, Inc., its General Partner


                     By: ____________________________
                         Name:
                         Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
McDonald & Company Securities, Inc.
PaineWebber Incorporated


By:  Salomon Brothers Inc

By:  ___________________________


For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


                                            Number of Shares of
                                          Underwritten Securities
Underwriter                                   to be Purchased
- -----------                               -----------------------

Salomon Brothers Inc ..........................      _______
McDonald & Company Securities, Inc. ...........      _______
PaineWebber Incorporated. .....................      _______


                                               _____________

               Total...............................7,126,000

                                  SCHEDULE II


                                                         Number of Shares of
                                                       Underwritten Securities
Name of Selling Shareholder and Address for Notices        to be Sold
- ---------------------------------------------------    -----------------------

Apollo Jewelry Partners, L.P.                                      4,875,854
c/o Apollo Advisors, L.P.
2 Manhattanville Road
Purchase, New York 10577




                                                                 ___________

                       Total .........................             4,875,854

                                  SCHEDULE III



Executive Officer
- -----------------

Robert J. DiNicola
Merrill J. Wertheimer
Max A. Brown
Mary L. Forte
Sue E. Gove
Gregory Humenesky
Paul D. Kanneman
Paul G. Leonard
Ervin G. Polze
Beryl B. Raff
Alan P. Shor
Thomas E. Whiddon

                                                                      EXHIBIT A

             [Letterhead of Executive Officer of Zale Corporation]

                                Zale Corporation

                        Public Offering of Common Stock

July __, 1996

Salomon Brothers Inc
McDonald & Company Securities, Inc.
PaineWebber Incorporated
  as Representatives of the several Underwriters
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Zale Corporation, a Delaware corporation (the "Company"), the Selling Shareholder named therein and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $.01 par value ("Common Stock"), of the Company.

          In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 90 days following the day on which the Underwriting Agreement is executed without your prior written consent.

          If for any reason the Underwriting Agreement shall terminate prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                   Yours very truly,


                                   [Signature of executive officer]
                                   [Address]